Securities Act File No.: 333-61831
                                                                       333-68239


                            PILGRIM PRIME RATE TRUST

                         Supplement dated March 1, 2002
                      to the Prospectus dated June 30, 2001

1. On November 2, 2001, the Board of Trustees of Pilgrim Prime Rate Trust approved a change in the name of the Trust to "ING Prime Rate Trust," which shall become effective March 1, 2002.

The following changes shall also become effective on March 1, 2002:

2. A change in the name of the Adviser from "ING Pilgrim Investments, LLC" to "ING Investments, LLC."

3. A change in the name of the Fund's Distributor from "ING Pilgrim Securities, Inc." to "ING Funds Distributor, Inc."

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